EXHIBIT 10.20

                           AMENDMENT NUMBER 11 TO THE
                         TEXAS REGIONAL BANCSHARES, INC.
             EMPLOYEE STOCK OWNERSHIP PLAN (WITH 401(K) PROVISIONS)

      Texas Regional Bancshares, Inc., a corporation organized and operating under the laws of the State of Texas, and registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the "Corporation"), hereby adopts the following amendments to the Texas Regional Bancshares, Inc. Employee Stock Ownership Plan (with 401(k) provisions) (the "Plan"), effective as of October 1, 1999:

      WHEREAS, Texas Regional Delaware, Inc. is a wholly-owned subsidiary of the Corporation and, in turn, Texas Regional HBI Acquisition Corp. and Texas State Bank are wholly owned subsidiaries of Texas Regional Delaware, Inc.; and

      WHEREAS, the Corporation and Harlingen Bancshares, Inc. entered into an Agreement and Plan of Reorganization, pursuant to which, effective as of October 1, 1999, Harlingen Bancshares, Inc. and its wholly owned subsidiary, HN Bancshares of Delaware, Inc., will merge with and into Texas Regional HBI Acquisition Corp. and Harlingen National Bank will merge with and into Texas State Bank; and

      WHEREAS, as a part of those mergers, the Corporation will become the employer of the employees of former Harlingen Bancshares, Inc. and HN Bancshares of Delaware, Inc., and Texas State Bank will become the employer of the employees of the former Harlingen National Bank; and

      WHEREAS, it is the desire of the Corporation and its wholly owned subsidiary, Texas State Bank, that eligible former employees of Harlingen Bancshares, Inc., HN Bancshares of Delaware, Inc. and Harlingen National Bank, as a result of becoming employees of the Corporation and Texas State Bank pursuant to the mergers, be entitled to participate in the Texas Regional Bancshares, Inc. Employee Stock Ownership Plan (with 401(k) provisions); and

      WHEREAS, the Board of Directors desires to coordinate and consolidate the employee benefit programs available to all employees of the Corporation and its subsidiaries;

      NOW THEREFORE, IT IS HEREBY AGREED THAT the Texas Regional Bancshares, Inc. Employee Stock Ownership Plan (with 401(k) provisions) (the "ESOP"), is hereby amended effective as of October 1, 1999, as follows:

      1. AMENDMENT RELATED TO DEFINITION OF "SERVICE". The definition of "Service" in Section 2 of the Plan (as originally stated in the Plan and as the same may have been previously amended) is hereby deleted and substituted therefor is the following language:

      "SERVICE.

         Employment with (i) the Company, (ii) an Affiliated Company, (iii) Mid Valley Bank, as predecessor to the Company's subsidiary, Texas State Bank (with respect to those Employee participants that were formerly participants in the Mid Valley Bank Employees' Pension Plan), (iv) First National Bank of South Texas (with respect to those Employees who were employed by First National Bank of South Texas as employees of the Rio Grande City and Roma branch bank facilities of First National Bank of South Texas as of the time of acquisition of such branch bank facilities by Texas State Bank), (v) First State Bank & Trust Co. and The Border Bank (with respect to those Employees who were employed by First State Bank & Trust Co. or The Border Bank as employees of such banks as of the time of the merger of such banks with and into Texas State Bank), (vi) Brownsville National Bank, Texas Bank & Trust and Bank of Texas (with respect to those Employees who were employed by Brownsville National Bank, Texas Bank & Trust or Bank of Texas as of the time of the merger of such banks with and into Texas State Bank), and/or (vii) Harlingen Bancshares, Inc., HN Bancshares of Delaware, Inc. and/or Harlingen National Bank (with respect to those individuals who are Employees as of October 1, 1999 and who were employed by Harlingen Bancshares, Inc., HN Bancshares of Delaware, Inc. and/or Harlingen National Bank as of August 15th, 1999)."

      2. AMENDMENT RELATED TO CREDIT SERVICE. Section 13(a) of the Plan (as originally stated in the Plan and as the same may have been previously amended) is hereby amended in its entirety to read as follows:

         "(a) GENERAL RULE. For purposes of vesting, an Employee's Credited Service includes the number of Plan Years after January 1, 1984 in which he is credited with at least 1,000 Hours of Service. Credited Service shall include such Service with (i) the Company, (ii) any other Employer, (iii) an Affiliated Company, (iv) Mid Valley Bank (with respect to those Employee participants that were formerly participants in the Mid Valley Bank Employees' Pension Plan), (v) First National Bank of South Texas (with respect to those Employees who were employed by First National Bank of South Texas as


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         employees of the Rio Grande City and Roma branch bank facilities of
         First National Bank of South Texas as of the time of acquisition of such branch facilities by Texas State Bank), (vi) First State Bank & Trust Co. and The Border Bank (with respect to those Employees who were employed by First State Bank & Trust Co. or The Border Bank as of the time of the merger of First State Bank & Trust Co. and The Border Bank with and into Texas State Bank), (vii) Brownsville National Bank, Texas Bank & Trust and Bank of Texas (with respect to those employees who were employed by Brownsville National Bank, Texas Bank & Trust or Bank of Texas as of the time of the merger of Brownsville National Bank, Texas Bank & Trust and Bank of Texas with and into Texas State Bank) and (viii) Harlingen Bancshares, Inc., HN Bancshares of Delaware, Inc. and Harlingen National Bank (with respect to those individuals who are Employees as of October 1, 1999 and who were employed by Harlingen Bancshares, Inc., HN Bancshares of Delaware, Inc. or Harlingen National Bank as of August 15th, 1999)."

      3. PARTICIPANTS. As a result of the amendments of the Plan pursuant to sections 1 and 2 of this Amendment Number 11, persons who were employees of Harlingen Bancshares, Inc., HN Bancshares of Delaware, Inc. or Harlingen National Bank as of August 15th, 1999 will become Participants (as that term is defined in the Plan) as of the date that such persons become employees of the Corporation and/or Texas State Bank, without regard to the requirement of entry on January 1st or July 1st subsequent to their initial dates of service, provided that they are otherwise qualified to be Participants as set forth in section 3 of the Plan. The Plan is hereby further amended to provide that such persons thus become Participants immediately upon commencement of employment by the Corporation and/or Texas State Bank, without regard to the requirement of entry on January 1st or July 1st subsequent to their initial dates of service, provided that they are otherwise qualified under section 3 of the Plan. Notwithstanding the foregoing, each such employee shall only be credited (pursuant to and in accordance with the rules set forth in the Plan) with the amount of compensation paid by the Corporation and/or Texas State Bank, and shall not be credited with any part of such employee's compensation paid by Harlingen Bancshares, Inc., HN Bancshares of Delaware, Inc. and/or Harlingen National Bank for purposes of determining allocations of Employer Contributions and Forfeitures and for all other purposes.

      4. DEFINITIONS. Defined terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Plan.



      IN WITNESS WHEREOF, the undersigned a duly authorized officer of Texas Regional Bancshares, Inc., hereby certifies the adoption of this Amendment Number 11 of the Texas Regional Bancshares, Inc. Employee Stock Ownership Plan (with 401(k) provisions) effective as of October 1, 1999.


                                             Texas Regional Bancshares, Inc.




                                             By: /s/ G.E. RONEY
                                                 -----------------------------
                                                     Glen E. Roney,
                                                     Chairman of the Board and
                                                     Chief Executive Officer


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